Exhibit 99.1

Shutterstock Completes Acquisition of Envato

New York, NY - July 22, 2024 - Shutterstock, Inc. (NYSE: SSTK), a leading global creative platform offering high-quality creative content for transformative brands, digital media and marketing companies, completed its previously announced acquisition of Envato Pty Ltd. (“Envato”), a leader in digital creative assets and templates.

Strategic Highlights:
●	Complements Shutterstock’s existing offering with Envato Elements, a leading unlimited multi-asset subscription offering
●	Expands Shutterstock’s reach within faster growing audiences such as freelancers, hobbyists, small businesses and agencies
●	Adds 650k subscribers, more than doubling Shutterstock’s subscriber base to 1.15 million
●	Increases Shutterstock’s Content revenue from video, audio, graphics, fonts and templates
●	Bolsters Shutterstock’s content library with 10 million images, 6 million videos, 1 million audio clips, 0.5 million templates and 0.2 million graphics & fonts
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Further diversifies Shutterstock into new content types including code & web themes, product mock-ups, fonts and templates (e.g. Slides, PowerPoint, Keynote, WordPress, video, designs for social posts, gaming, podcasts and print-on-demand)

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Deal completion coincides with the launch of Envato’s new visual brand identity, currently in a phased rollout across the site, which marks a significant milestone in the company’s evolution and commitment to creatives

ABOUT SHUTTERSTOCK
Shutterstock, Inc. (NYSE: SSTK) is a leading global creative platform offering high-quality creative content for transformative brands, digital media and marketing companies. Fueled by millions of creators around the world, a growing data engine and a dedication to product innovation, Shutterstock is the leading global platform for licensing from the most extensive and diverse collection of high-quality 3D models, videos, music, photographs, vectors and illustrations. From the world’s largest content marketplace, to breaking news and A-list entertainment editorial access, to all-in-one content editing platform and studio production services—all using the latest in innovative technology—Shutterstock offers the most comprehensive selection of resources to bring storytelling to life.

Learn more at www.shutterstock.com and follow us on LinkedIn, Instagram, X, Facebook and YouTube.

FORWARD-LOOKING STATEMENTS
This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact are forward-looking. Examples of forward-looking statements include, but are not limited to, statements regarding the acquisition, guidance, industry prospects, future business, future results of operations or financial condition, new or planned features, products or services, management strategies and our competitive position. You can identify forward-looking statements by words such as “may,” “will,” “would,” “should,” “could,” “expect,” “aim,” “anticipate,” “believe,” “estimate,” “intend,” “plan,” “predict,” “project,” “seek,” “potential,” “opportunities” and other similar expressions and the negatives of such expressions. However, not all forward-looking statements contain these words. Forward-looking statements are subject to known and unknown risks, uncertainties and other factors that could cause our actual results to differ materially from those expressed or implied by the forward-looking statements contained herein. Such risks and uncertainties include, among others, those discussed under the caption “Risk Factors” in our most recent Annual Report on Form 10-K, as well as in other documents that the Company may file from time to time with the Securities and Exchange Commission. Factors related to the transactions discussed in this document that could cause actual results to differ materially from those contemplated by the forward-looking statements include: the effects of disruption to our or the target’s respective businesses; the impact of transaction costs; our ability to achieve the benefits from the proposed transaction; our ability to effectively integrate the acquired operations into our operations; our ability to retain and hire key target personnel; and the effects of any unknown liabilities. As a result of such risks, uncertainties and factors, Shutterstock’s actual results may differ materially from any future results, performance or achievements discussed in or implied by the forward-looking statements contained herein. The forward-looking statements contained in this press release are made only as of this date and Shutterstock assumes no obligation to update the information included in this press release or revise any forward-looking statements, whether as a result of new information, future developments or otherwise, except as required by law.

Press Contact
Lori Rodney
press@shutterstock.com
917-563-4991